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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2001



                                VIANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     0-26303                 77-0427302
(STATE OR OTHER JURISDICTION OF  [COMMISSION FILE NUMBER]   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                        89 SOUTH STREET, BOSTON MA 02111
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  617-531-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         On March 27, 2001, Viant Corporation issued a press release announcing that the Board of Directors of Viant Corporation had approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as
Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit 99    Viant Corporation Press Release issued March 27, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Viant Corporation
                                               (Registrant)


Date:  March 27, 2001                          By: /s/ M. DWAYNE NESMITH
                                                  ----------------------------
                                                  M. Dwayne Nesmith
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
-------
99       Viant Corporation Press Release issued March 27, 2001